Gray Television, Inc. Investor Presentation

NYSE:GTN

February 2023

Updated for December 31, 2022 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

A Leading Multimedia Company

Due to the significant effect that material transactions have had on our results of our operations, we present the financial information herein consistent with both U.S. Generally Accepted Accounting Principles ("GAAP" or "As Reported Basis") and on a Combined Historical Basis ("CHB"), which incorporates certain historical results of acquired businesses, less the historical results of divested businesses. We also furnish certain other detailed non-GAAP metrics to provide more meaningful period-over-period comparisons to assist the public in its analysis and valuation of the Company. Operating Cash Flow is defined in our Senior Credit Facility. Ratings refer to all-day Household Live Rating, Share Averages, DMA population estimates and ranks for 2022 for all US broadcast television stations from Comscore, Inc. ("Comscore"). Financial data on other companies derived from the respective companies' SEC filings. See Glossary at end for definitions.

National Footprint in 2023

gray



1 Albany, GA (151) WALB, WGCW, WTSG
2 Alexandria, LA (180) KALB
3 Amarillo, TX (137) KFDA, KEYU
4 Anchorage, AK (148) KTUU, KYES, KAUU
5 Atlanta, GA (10) WANF, WPCH, WKTB
6 Augusta, GA (111) WRDW, WACT, WGAT
7 Bangor, ME (151) WABI
8 Baton Rouge, LA (93) WAFB, WBXH
9 Biloxi-Gulfport, MS (153) WLOX, WTBL
10 Binghamton, NY (158) WBNG
11 Birmingham, AL (50) WBRC, WTBM
12 Bismarck, ND (143) KFYR, KMOT, KQCD, KUMV
13 Bluefield-Beckley, WV (162) WVVA
14 Boise, ID (102) KNIN
15 Bowling Green, KY (179) WBKO, WBGS
16 Burlington, VT (85) WCAX, WYCI
17 Casper, WY (200) KCWY
18 Cedar Rapids, IA (92) KCRG
19 Charleston, SC (88) WCSC
20 Charleston-Huntington, WV (74) WSAZ, WQCW
21 Charlotte, NC (23) WBTV
22 Charlottesville, VA (189) WVIR
23 Cheyenne, WY (195) KGWN, KSTF
24 Cincinnati, OH (34) WXIX, WBQC
25 Clarksburg, WV (176) WDTV, WVFX
26 Cleveland, OH (19) WOIO, WUAB, WTCL
27 Colorado Springs, CO (86) KKTV
28 Columbia, SC (79) WIS
29 Columbus, GA (129) WTVM, WCTA
30 Davenport, IA (101) KWQC
31 Dothan, AL (175) WTVY, WRGX
32 Duluth, MN (136) KBJR, KDLH, KRII
33 Evansville, IN (107) WFIE
34 Fairbanks, AK (203) KTVF, KXDF, KFXF
35 Fargo, ND (120) KVLY, KXJB
36 Flint, MI (64) WNEM
37 Ft. Wayne, IN (104) WPTA, WISE
38 Gainesville, FL (160) WCJB
39 Grand Junction, CO (181) KKCO, KJCT
40 Green Bay, WI (65) WBAY
41 Greenville, NC (98) WITN, WTGC
42 Greenville-Spartanburg, SC (37) WHNS
43 Harrisonburg, VA (171) WHSV, WSVF, WSVW
44 Hartford, CT (30) WFSB, WWAX
45 Hattiesburg, MS (168) WDAM
46 Honolulu, HI (66) KHNL, KGMB, KFVE, KOGG, KSIX
47 Huntsville, AL (81) WAFF, WTHV
48 Jackson, MS (97) WLBT
49 Jonesboro, AR (183) KAIT, KIAT
50 Juneau, AK (207) KATH, KYEX, KSCT, KUBD
51 Kansas City, MO (31) KCTV, KSMO
52 Knoxville, TN (60) WVLT, WBXX
53 La Crosse-Eau Claire, WI (123) WEAU, WECX
54 Lake Charles, LA (170) KPLC
55 Lansing, MI (108) WILX
56 Laredo, TX (185) KGNS, KYLX, KXNU
57 Las Vegas, NV (39) KVVU
58 Lexington, KY (67) WKYT, WYMT
59 Lincoln, NE (114) KOLN, KSNB, KGIN, KCWH, KNHL
60 Louisville, KY (48) WAVE
61 Lubbock, TX (142) KCBD, KLCW, KXTQ, KMYL
62 Madison, WI (80) WMTV
63 Mankato, MN (198) KEYC, KMNF
64 Marquette, MI (177) WLUC
65 Memphis, TN (52) WMC, WTME
66 Meridian, MS (190) WTOK
67 Mobile, AL (64) WALA, WMBP
68 Monroe, LA (145) KNOE, KCWL
69 Montgomery, AL (119) WSFA, WTMU
70 Myrtle Beach, SC (89) WMBF, WXIV
71 Nashville, TN (29) WSMV, WTNX
72 New Orleans, LA (51) WVUE
73 North Platte, NE (209) KNOP, KNPL, KIIT
74 Odessa, TX (150) KOSA, KCWO, KTLE, KWWT
75 Omaha, NE (72) WOWT
76 Ottumwa, IA (201) KYOU
77 Paducah, KY-Cape Girardeau, MO (91) KFVS, WQWQ
78 Panama City, FL (139) WJHG, WECP
79 Parkersburg, WV (192) WTAP, WIYE, WOVA
80 Peoria, IL (118) WEEK
81 Phoenix, AZ (13) KPHO, KTVK, KPHE
82 Portland, OR (25) KPTV, KPDX
83 Presque Isle, ME (206) WAGM, WWPI
84 Quincy, IL (172) WGEM
85 Rapid City, SD (173) KOTA, KEVN, KQME
86 Reno, NV (109) KOLO, KXNV
87 Richmond, VA (54) WWBT, WUPV
88 Roanoke, VA (76) WDBJ, WZBJ
89 Rockford, IL (132) WIFR
90 Rochester, MN-Mason City, IA (156) KTTC
91 Savannah, GA (87) WTOC, WPHJ
92 Sherman, TX (163) KXII, KXIP
93 Shreveport, LA (96) KSLA, KTSH
94 Sioux City, IA (147) KTIV
95 Sioux Falls, SD (115) KSFY, KDLT, KPRY, KDLV
96 South Bend, IN (94) WNDU, WSJV
97 Springfield, MA (116) WGGB, WSHM
98 Springfield, MO (70) KYTV, KSPR, K17DL, KYCW
99 St. Louis, MO (21) KMOV
100 Tallahassee, FL (113) WCTV, WFXU, WTFL
101 Tampa-St. Pete (Sarasota), FL (15) WWSB
102 Toledo, OH (78) WTVG
103 Topeka, KS (140) WIBW
104 Tucson, AZ (75) KOLD
105 Twin Falls, ID (193) KMVT, KSVT
106 Tyler, TX (112) KLTV, KTRE
107 Waco, TX (95) KWTX, KBTX, KNCT
108 Watertown, NY (174) WWNY, WNYF
109 Wausau, WI (134) WSAW, WZAW, WYOW
110 West Palm Beach, FL (41) WFLX
111 Wichita, KS (68) KWCH, KSCW, KBSD, KBSL, KBSH
112 Wichita Falls, TX (154) KSWO, KKTM
113 Wilmington, NC (124) WECT
21 Charlotte, NC Operations, Raycom Sports
69 Montgomery, AL Operations, Shared Services
100 Tallahassee, FL Operations, Shared Services
71 Nashville, TN PowerNation Studios, Circle Media
114 New York, NY Tupelo Media
115 Washington, DC Gray DC Bureau
116 Grand Rapids, MI Dynamic Captioning
★ Atlanta, GA Gray Corporate Headquarters, Assembly Atlanta, Assembly Studios, Swirl Films

GTVMFo140 (3-23)

Gray Is the Nation's Second Largest Broadcaster

Gray Owns the Most #1 Ranked Local News Television Stations of Any Broadcaster

- **$3.4** Billion Average 2021/22 Revenue (CHB)
- **$1.2** Billion Average 2021/22 Operating Cash Flow (CHB)
- **35%** Average 2021/22 OCF/ Revenue Margin (CHB)

gray

Television • Digital • Mobile

The Highest Quality and Most Diverse Station Group

113

Markets with owned and/or operated TV stations reaching 36% of US TVHH

70%

Markets with #1 ranked local TV stations

89%

Markets with #1 and/or #2 ranked local TV stations

629

Million video plays on Gray-owned digital platforms in 2022 (+15% over 2021 CHB)

Owned and/or Operated Big Four Affiliates

CBS 55 channels

NBC 56 channels

abc 26 channels

FOX 27 channels


6
WOWT

Growing and Diversifying Revenue (Average 2018-2022 CHB, $ in millions)


4000
3500
3000
2500
2000
1500
1000
500
0
$3,011
5%
36%
59%
$3,147
5%
39%
56%
$3,253
4%
42%
54%
$3,415
5%
43%
52%
2018/19
2019/20
2020/21
2021/22

Revenue Type CHB ($ in Millions)	**2018/ 2019**	**2019/ 2020**	**2020/ 2021**	**2021/ 2022**
Advertising	1,774	1,779	1,758	1,793
Retransmission	1,089	1,225	1,352	1,463
All Other	147	142	142	159

Solid Distribution Profile


+5.5% CAGR in NET Retrans Revenue
1600
1400
1200
1000
800
600
400
200
0
$1,004
$1,175
$1,276
$1,429
$1,496
480
544
544
587
593
524
631
732
842
903
2018
2019
2020
2021
2022
Reverse Comp
Net Retrans Revenue

2023

All Network Renewals: NBC

Legacy Meredith Renewals: CBS

MVPD Retrans Renewals (subs): 22% (Q1) 18% (Q2)

2024

All Network Renewals: abc

Legacy Gray Network Renewals: CBS

MVPD Retrans Renewals (subs): 38% (Q1) 23% (2H)

2025

All Network Renewals: FOX

Gray Excels at Political Revenue

2022 Political Revenue Per TV Household



$14.66
$9.13
$8.73
$7.65
$2.99
gray
TEGNA
Sinclair (TV)
Nexstar
Scripps

2022 Political Revenue	$515	$341	$332	$506	$208
2022 TV Households	35.1	37.4	38.0	66.1	69.5

2020 Political Revenue Per TV Household



$18.06
$11.64
$9.52
$8.13
$3.66
gray
TEGNA
Sinclair (TV)
Nexstar
Scripps

2020 Political Revenue	$652	$446	$374	$508	$265
2020 TV Households	36.1	38.3	39.3	62.5	72.5

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions for applicable year. Gray is CHB and includes Meredith / Quincy for both periods. Scripps includes Ion for both periods.

Well Positioned for 2024 Political Revenue

Approximate Political Advertising Revenue by Race Type 2016-2022

(CHB and As Reported, as indicated below, figures in millions of dollars)



700
600
500
400
300
200
100
-
2022AR
2020 CHB
2020AR
2018AR
2016AR
Presidential
Senate
House
Governor
Local Races
Issue/Ballot Initiatives
Other

+38%

Political Advertising Revenue Increase in 2022 over Prior Mid-Term Election Year of 2018 on a Combined Historical Basis

Gray's Local News Stations Located Throughout the Most Competitive Political Areas in 2024

2024 Senate Races

2024 Gubernatorial Races

2024 House Races

Successful Digital Content and Sales

Gray's digital revenue (included in "Local Advertising Revenue") is derived from organically created and sold inventory across virtually all online/digital platforms including OTT and Connected TV platforms and owned and third-party mobile apps.



gray
gray
OVER 1,000 CHANNELS STREAMED ACROSS ALL PLATFORMS
Paramount+
fubo TV
DIRECTV stream
fire tv
Roku
vidgo
hulu
tv
T VISION
YouTubeTV

2022 Digital Metrics

- Gray-owned station-branded digital platforms ("Gray Digital Platforms") transmitted 629 million video streams.
- Gray station weather apps reached over 1.1 billion sessions.
- Gray Digital Platforms attracted 10 billion page views.
- Each month, 1.1 Billion aggregate users visited Gray Digital Platforms.
- Almost 150 visits every second to Gray Digital Platforms.

Multifaceted Digital Ventures

Gray's in-house Digital Agency serves over 5,500 clients and executes more than 11,000 campaigns monthly.

Premion delivers brand-safe CTV and OTT impressions at scale, with full transparency for advertisers.

All stations participate on VUit, a free, ad-supported streaming service ("FAST") with live and on-demand local and unique programming from multiple broadcast owners across 174 DMAs (out of 210).

Gray's stations broadcasting in the NextGenTV standard reached 21.8 million or approximately 18% of US TV households YE2022 in 25 markets – a figure expected to increase to 19% of US TV households in approximately 29 markets, 23.7 million TV households.

Robust Free Cash Flow Allows Rapid Deleveraging.

Interest rate caps entered into in February 2023 effectively eliminate further exposure to rising interest rates.

No Significant Maturities until 2026*



2500
2000
1500
1000
500
0
$15
$15
$15
$2,405
$500
$1,190
$700
$15
$765
$750
$15
$1,410
$2,100
$1,300
$800
2023
2024
2025
2026
2027
2028
2029 and Thereafter
Senior Notes due 2031 (5.375%)
Senior Notes due 2027 (7.000%)
Term Loan D due 2028
Term Loan C due 2026
$500 Million Revolver due 2026

*After giving effect to the complete paydown of Term Loan B on March 1, 2023

gray

Robust Free Cash Flow Generation and Conversion

Midterm Election Year 2018 OCF Buildup	Non-Election Year 2019 OCF Buildup	Presidential Election Year 2020 OCF Buildup	Non-Election Year 2021 OCF Buildup	Midterm Election Year 2022 OCF Buildup	2021 CHB / 2022 Average
FCF Per Diluted Share $2.96 $8.88	FCF Per Diluted Share $2.73 $5.33	FCF Per Diluted Share $5.76 $8.34	FCF Per Diluted Share $2.83 $4.99	FCF Per Diluted Share $6.64 $6.80	FCF Per Diluted Share $4.74 $5.90
FCF as a Percentage of OCF 58% 59%	FCF as a Percentage of OCF 43% 50%	FCF as a Percentage of OCF 59% 58%	FCF as a Percentage of OCF 41% 46%	FCF as a Percentage of OCF 45% 46%	FCF as a Percentage of OCF 43% 46%

($ in millions)



$455(2)
$263
$56
$102
$34
$1,338
$788
$87
$52
$299
$112
$633(2)
$273
$69
$52
$216
$23
$1,060
$533
$99
$52
$299
$77
$942(2)
$559
$81
$52
$180
$70
$1,403
$809
$91
$52
$299
$152
$662(2)
$269
$87
$52
$194
$60
$1,029
$474
$94
$52
$299
$110
$1,347(2)
$611
$165
$52
$339
$180
$1,359
$623
$165
$52
$339
$180
$1,005(2)
$440
$126
$52
$267
$120
$1,194
$548
$130
$52
$319
$145
2018
CHB
2019
CHB
2020
CHB
2021
CHB
2022
CHB
Average 21 CHB/22
Taxes
Cash Interest excluding amortization of deferred financing costs/premiums (1)
Preferred Dividends
Capex
Free Cash Flow

(1) CHB interest expense for 2018, 2019, 2020, 2021 and 2022 estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

(3) As Reported and CHB 2022 FCF excludes approximately $30 million of common stock dividends, $264 million of Capex for Assembly Atlanta

Appendix: Non-GAAP Reconciliations, Disclaimers, and Definitions


gray

As Reported 2022

Dollars in millions

	Year Ended Ended December 31,				
	2022	2021	% Change 2022 to 2021	2020	% Change 2022 to 2020
			(dollars in millions)		
Revenue (less agency commissions):					
Broadcasting	$ 3,583	$ 2,340	53 %	$ 2,320	54 %
Production companies	93	73	27 %	61	52 %
Total revenue	$ 3,676	$ 2,413	52 %	$ 2,381	54 %
Political advertising revenue	$ 515	$ 44	1070 %	$ 430	20 %
Operating expenses (1):					
Broadcasting	$ 2,165	$ 1,548	40 %	$ 1,340	62 %
Production companies	$ 83	$ 62	34 %	$ 52	60 %
Corporate and administrative	$ 104	$ 159	(35)%	$ 65	60 %
Net income	$ 455	$ 90	406 %	$ 410	11 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 1,440	$ 813	77 %	$ 999	44 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 1,354	$ 666	103 %	$ 945	43 %
Free Cash Flow (3)	$ 581	$ 238	144 %	$ 559	4 %

(1) Excludes depreciation, amortization and gain on disposal of assets, net.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included herein.
(3) Excludes deduction for purchase of property and equipment related to the Assembly Atlanta project in 2022 and 2021.

Combined Historical Basis 2022

Dollars in millions

gray

	Year Ended December 31,				
	2022	2021	% Change 2022 to 2021	2020	% Change 2022 to 2020
			(dollars in millions)		
Revenue (less agency commissions):					
Broadcast	$ 3,583	$ 3,080	16 %	$ 3,291	9 %
Production companies	93	73	27 %	61	52 %
Total revenue	$ 3,676	$ 3,153	17 %	$ 3,352	10 %
Political advertising revenue	$ 515	$ 60	758 %	$ 652	(21)%
Operating expenses (1):					
Broadcast	$ 2,165	$ 2,059	5 %	$ 1,923	13 %
Production companies	$ 83	$ 62	34 %	$ 53	57 %
Corporate and administrative	$ 104	$ 160	(35)%	$ 65	60 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 1,444	$ 1,105	31 %	$ 1,459	(1)%
Broadcast Cash Flow Less Cash Corporate Expenses	$ 1,358	$ 958	42 %	$ 1,405	(3)%
Operating Cash Flow as defined in our Senior Credit Agreement	$ 1,359	$ 1,029	32 %	$ 1,403	(3)%
Free Cash Flow (3)	$ 593	$ 443	34 %	$ 809	(27)%

(1) Excludes depreciation, amortization and gain on disposal of assets, net.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included herein.
(3) Excludes deduction for purchase of property and equipment related to the Assembly Atlanta project in 2022 and 2021.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on As Reported Basis, in millions

	Year Ended December 31,				
	2022	2021	2020	2019	2018
Net income	$ 455	$ 90	$ 410	$ 179	$ 211
Adjustments to reconcile from net income to Free Cash Flow:					
Depreciation	129	104	96	80	54
Amortization of intangible assets	207	117	105	115	21
Non-cash stock-based compensation	22	14	16	16	7
Non-cash 401(k) expense, excluding corporate portion	9	8	6	5	4
(Gain) loss on disposal of assets, net	(2)	42	(29)	(54)	(17)
Miscellaneous expense, net	4	8	5	(4)	(6)
Impairment of investment	18	-	-		
Interest expense	354	205	191	227	107
Loss on early extinguishment of debt	-	-	12	-	-
Income tax expense	159	78	134	76	77
Amortization of program broadcast rights	48	38	38	39	21
Payments for program broadcast rights	(49)	(38)	(39)	(43)	(22)
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	86	147	54	93	36
Broadcast Cash Flow	**1,440**	**813**	**999**	**729**	**493**
Corporate and administrative expenses before depreciation, amortization of intangible assets and non-cash stock-based compensation	(86)	(147)	(54)	(93)	(36)
Broadcast Cash Flow Less Cash Corporate Expenses	**1,354**	**666**	**945**	**636**	**457**
Pension income	(3)	-	-	-	-
Contributions to pension plans	(4)	(4)	(3)	(3)	(2)
Interest expense	(354)	(205)	(191)	(227)	(107)
Amortization of deferred financing costs	15	11	11	11	5
Preferred stock dividends	(52)	(52)	(52)	(52)	-
Common stock dividends	(30)	(31)	-	-	-
Purchase of property and equipment (1)	(172)	(98)	(110)	(110)	(70)
Reimbursements of property and equipment purchases	7	11	29	41	14
Income taxes paid, net of refunds (2)	(180)	(60)	(70)	(23)	(34)
Free Cash Flow	**$ 581**	**$ 238**	**$ 559**	**$ 273**	**$ 263**

(1) Excludes approximately $264 million and $109 million of capitalized construction and related interest payments for the Assembly Atlanta project in 2022 and 2021, respectively.

(2) Excludes approximately $89 million of income tax payments related to the Meredith Divestiture and the Quincy Divestiture in 2021.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP terms on A Combined Historical Basis, in millions

	Year Ended December 31,				
	2022	2021	2020	2019	2018
Net income	$ 455	$ 265	$ 635	$ 310	$ 523
Adjustments to reconcile from net income to Free Cash Flow:					
Depreciation	129	128	128	111	114
Amortization of intangible assets	207	123	114	127	127
Non-cash stock-based compensation	22	16	18	17	16
Non-cash 401(k) expense, excluding corporate portion	9	8	6	5	4
Gain on disposal of assets, net	(2)	(10)	(32)	(41)	(11)
Miscellaneous expense, net	4	8	27	(5)	8
Impairment of investment	18	-	-	-	-
Interest expense	354	311	311	311	311
Loss from early extinguishment of debt	-	-	12	-	-
Income tax expense	159	46	117	65	65
Amortization of program broadcast rights	48	55	58	60	63
Payments for program broadcast rights	(49)	(56)	(59)	(64)	(63)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	86	147	54	93	73
Broadcast Transaction Related Expenses	6	3	-	45	3
Broadcast other adjustments	(2)	61	70	87	93
Broadcast Cash Flow	**1,444**	**1,105**	**1,459**	**1,121**	**1,326**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(86)	(147)	(54)	(93)	(73)
Broadcast Cash Flow Less Cash Corporate Expenses	**1,358**	**958**	**1,405**	**1,028**	**1,253**
Pension income	(3)	-	-	-	-
Contributions to pension plans	(4)	(4)	(3)	(3)	(3)
Adjustments for unrestricted subsidiaries	6	4	-	-	-
Corporate Transaction Related Expenses	2	71	1	35	8
Synergies and other adjustments	-	-	-	-	80
Operating Cash Flow as Defined in Senior Credit Facility	**1,359**	**1,029**	**1,403**	**1,060**	**1,338**
Interest expense	(354)	(311)	(311)	(311)	(311)
Amortization of deferred financing costs	15	12	12	12	12
Preferred dividends	(52)	(52)	(52)	(52)	(52)
Common stock dividends	(30)	(31)	-	-	-
Purchase of property and equipment (1)	(172)	(107)	(127)	(154)	(107)
Reimbursement of purchases of property and equipment	7	13	36	55	20
Income taxes paid, net of refunds (2)	(180)	(110)	(152)	(77)	(112)
Free Cash Flow	**$ 593**	**$ 443**	**$ 809**	**$ 533**	**$ 788**

(1) Excludes approximately $264 million and $109 million of capitalized construction and related interest payments for the Assembly Atlanta project in 2022 and 2021, respectively.

(2) Excludes approximately $89 million of income tax payments related to the Meredith Divestiture and the Quincy Divestiture in 2021.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income or loss plus loss from early extinguishment of debt, non-cash corporate and administrative expenses, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses and broadcast other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits and payments for program broadcast rights.
"Free Cash Flow" or "FCF"	Net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies, other adjustments and amortization of deferred financing costs less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income, contributions to pension plans, preferred dividends, purchase of property and equipment (net of reimbursements) and income taxes paid (net of any refunds received).
"Operating Cash Flow" or "OCF"	Defined in our Senior Credit Agreement as net income or loss plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, Broadcast Transactions Related Expenses, broadcast other adjustments, certain pension expenses, Corporate Transaction Related Expenses, synergies and other adjustments less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, pension income and contributions to pension plans.
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash (excluding restricted cash). Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two, represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters.

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accord-ance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimers, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward-looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisitions and/or to achieve expected synergies from our acquisitions on a timely basis or at all, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

The financial information attributable to acquired businesses for each of the periods presented are based on good faith estimates and assumptions of Gray management derived entirely from financial information provided by each respective entity in the due diligence process prior to our ownership and control thereof. Accordingly, although we believe such information to be accurate, such information cannot be independently verified by our management. This financial information also includes certain non-GAAP financial measures that are dependent on financial results that are not yet determinable with certainty. We are unable to present a quantitative reconciliation of the estimated non-GAAP financial measures to their most directly comparable GAAP financial measures because such information is not yet available and management cannot reliably estimate all of the necessary components of such GAAP measures without unreasonable effort or expense. In addition, we believe such reconciliation would imply a degree of precision that would be confusing or misleading to investors.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the completed transactions and subtracting the historical revenues and broadcast expenses of stations divested in the completed transactions as if they had been acquired or divested, respectively, on January 1, 2017.

Combined Historical Basis financial information does not include any adjustments for other events attributable to the completed transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the completed transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the completed transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv